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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 2, 2004

                           WESTERBEKE CORPORATION
           (Exact name of Registrant as specified in its Charter)

           Delaware                  0-15046                04-1925880
(State or other Jurisdiction)      (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)

                       Myles Standish Industrial Park
                            150 John Hancock Road
                              Taunton, MA 02780
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (508) 823-7677

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ITEM 7.   Financial Statements and Exhibits.

(c)       Exhibit 5.  The following exhibit is filed with this report:

99.1 Press release, dated March 2, 2004, regarding the Completion of the Merger with Westerbeke Acquisition Corporation.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTERBEKE CORPORATION

Date:  March 2, 2004                   By:  /s/ Gregory Haidemenos
                                            -------------------------------
                                            Gregory Haidemenos
                                            Principal Financial and
                                            Accounting Officer


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